UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 23, 2003
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                        Commission file number - 2-63322
                        --------------------------------


                      INTERNATIONAL SHIPHOLDING CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                       36-2989662
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(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street                   New Orleans, Louisiana           70130
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     (Address of principal executive offices)                       (Zip Code)


                                 (504) 529-5461
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              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

(c)      Exhibit

         Regulation S-K
         Exhibit Number           Document
         --------------           ----------------------------------------------
               99.1               Press Release dated October 23, 2003

Item 9. Regulation FD Disclosure

         On October 23, 2003, International Shipholding Corporation issued a press release reporting its third quarter 2003 results. A copy of the press release is furnished as Exhibit 99.1.

         The information is being furnished under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the SEC in release No. 33-8216.

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



SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Gary L. Ferguson
                  ---------------------------------------------
                                Gary L. Ferguson
                   Vice President and Chief Financial Officer


Date   October 23, 2003
    ---------------------

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